                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                             The Finish Line, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                                  June 12, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of The Finish Line, Inc. on Thursday, July 19, 2001, at 9:00 a.m., to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235. Members of your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The accompanying Notice and Proxy Statement describe the matters to be acted upon at the meeting.

     It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend, please sign, date and mail the enclosed proxy card at your earliest convenience. If you attend the meeting, you may withdraw your proxy and vote in person.

     Your interest and participation in the affairs of the Company are greatly appreciated.

                                                  Respectfully,

                                                  /s/ Alan H. Cohen

                                                  Alan H. Cohen
                                                  Chairman of the Board
                                                  and Chief Executive Officer

                             THE FINISH LINE, INC.
                          3308 North Mitthoeffer Road
                          Indianapolis, Indiana 46235

                                   ----------

                    Notice of Annual Meeting of Stockholders
                            to be held July 19, 2001

                                   ----------

TO THE STOCKHOLDERS OF THE FINISH LINE, INC.:

     Notice is hereby given that the 2001 Annual Meeting of Stockholders of The Finish Line, Inc. to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd, Indianapolis, IN 46235 on Thursday, July 19, 2001 at 9:00 a.m., will be conducted for the following purposes:

     1. To elect seven directors; and
     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on May 25, 2001 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.


                                   By Order of the Board of Directors,

                                   /s/ GARY D. COHEN

                                   Gary D. Cohen,
                                   Executive Vice President
                                   General Counsel and Secretary

Indianapolis, Indiana
June 12, 2001

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YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN DATE AND
RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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
                              THE FINISH LINE, INC.
                            3308 N. MITTHOEFFER ROAD
                           INDIANAPOLIS, INDIANA 46235

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 19, 2001

                                   ----------

                               GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being mailed on or about June 12, 2001 in connection with the solicitation of proxies by the Board of Directors of The Finish Line, Inc. ("TFL" or the "Company") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Finish Line Corporate Office, 3308 N. Mitthoeffer Rd., Indianapolis, IN 46235, on Thursday, July 19, 2001, at 9:00 a.m., and any adjournment or postponement thereof. At the Annual Meeting, the Company's stockholders will be asked to elect seven directors and to vote on such other matters as may properly come before the Annual Meeting.

Throughout this Proxy Statement, fiscal 2001, fiscal 2000 and fiscal 1999 represent the fiscal years ended March 3, 2001, February 26, 2000 and February 27, 1999, respectively.

PERSONS MAKING THE SOLICITATION

The Company is making this solicitation and will bear the expenses of preparing, printing and mailing proxy materials to the Company's stockholders. In addition, proxies may be solicited personally or by telephone or fax by officers or employees of the Company, none of who will receive additional compensation therefrom. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Class A Common Stock.

VOTING AT THE MEETING

Stockholders of record at the close of business on May 25, 2001 of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, 18,102,915 shares of Class A Common Stock and 6,267,375 shares of Class B Common Stock were outstanding and entitled to vote. Each outstanding share of Class A Common Stock entitles the holder thereof to one vote and each outstanding share of Class B Common Stock entitles the holder to ten votes.

The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors in this manner. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business.

Stockholders do not have the right to cumulate their votes in the election of directors.

REVOCABILITY OF PROXY

A proxy may be revoked by a stockholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the stockholders or, if no instructions are indicated, will be voted FOR the slate of directors described herein and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 25, 2001 information relating to the beneficial ownership of the Company's common stock by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A Common Stock or Class B Common Stock, by each director or nominee for director, by each of the executive officers named below, and by all directors and executive officers as a group.

                                                                BENEFICIAL OWNERSHIP AS OF MAY 25, 2001
                                                    -----------------------------------------------------------------
                                                           CLASS A                    CLASS B
                                                    ----------------------      ----------------------
                                                     NUMBER OF      % OF         NUMBER OF      % OF         TOTAL
             NAME                                   SHARES(1)(2)  CLASS(3)       SHARES(1)    CLASS(3)       SHARES
             ----                                   ------------  --------      -----------   --------      ---------
Alan H. Cohen       .....................           151,250 (4)     (12)        2,331,898(7)    37.2%       2,483,148
David I. Klapper    .....................           151,250 (5)     (12)        2,343,698(8)    37.4%       2,494,948
Larry J. Sablosky   .....................            45,800 (6)     (12)        1,585,963(9)    25.3%       1,631,763
Joseph W. Wood      .....................            80,400(10)     (12)               --         --           80,400
Steven J. Schneider .....................            59,070(10)     (12)               --         --           59,070
Gary D. Cohen       .....................            36,125(10)     (12)               --         --           36,125
George S. Sanders   .....................            51,000(10)     (12)               --         --           51,000
Donald E. Courtney  .....................            65,500(10)     (12)               --         --           65,500
Michael L. Marchetti.....................            30,400(10)     (12)               --         --           30,400
Kevin S. Wampler    .....................            24,350(10)     (12)               --         --           24,350
Thomas R. Sicari    .....................            17,450(10)     (12)               --         --           17,450
Kevin G. Flynn      .....................            17,050(10)     (12)               --         --           17,050
Robert A. Edwards   .....................            31,250(10)     (12)               --         --           31,250
James B. Davis      .....................            18,750(10)     (12)               --         --           18,750
Joseph L. Gravitt   .....................            26,550(10)     (12)               --         --           26,550
Roger C. Underwood  .....................             9,380(10)     (12)               --         --            9,380
Jonathan K. Layne   .....................            16,000(10)     (12)               --         --           16,000
Jeffrey H. Smulyan  .....................            60,000(10)     (12)               --         --           60,000
Stephen Goldsmith   .....................            11,000(10)     (12)               --         --           11,000
Bill Kirkendall     .....................                --                            --         --               --

FMR Corp                                          1,891,700(11)    10.4%               --         --        1,891,700
   82 Devonshire Street
   Boston, MA  02109
Dimensional Fund Advisors                         1,578,900(11)     8.7%               --         --        1,578,900
   1299 Ocean Ave., 11th Floor
   Santa Monica, CA  90401
Botti Brown Asset Management                      1,496,100(11)     8.3%               --         --        1,496,100
   One Montgomery St., 33rd Floor
   San Francisco, CA 94104
All directors and executive officers as
 a group (20 persons)                               902,575         5.0%        6,261,559       99.9%       7,164,134

--------------
(1) Each executive officer and director has sole voting and investment power with respect to the shares listed, unless otherwise indicated, and the address for the executive officers and directors is: 3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235.

(2) If shares of Class B Common Stock are owned by the named person or group, excludes shares of Class B Common Stock convertible into a corresponding number of Class A Common Stock.

(3) The shares owned by each person, or by the group, and the shares included in the total number of shares outstanding have been adjusted, and the percentage owned (where such percentage exceeds 1%) has been computed, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(4) Includes 40,000 shares gifted to a private family foundation, which is controlled by the named person, and includes 111,250 shares held by a family partnership in which Mr. Cohen serves as a general partner.

(5) Includes 40,000 shares gifted to a private family foundation, which is controlled by the named person, and includes 111,250 shares held by a family partnership in which Mr. Klapper serves as the general partner.

(6) Represents shares gifted to a private family foundation, which is controlled by the named person.

(7) Includes 374,105 shares of Class B Common Stock held as trustee of a trust for the benefit of his minor children and 150,000 shares of Class B Common Stock held by a family partnership in which Mr. Cohen serves as general partner.

(8) Includes 401,337 shares of Class B Common Stock held as trustee of a trust for the benefit of his minor children and 359,526 shares of Class B Common Stock held by a family partnership in which Mr. Klapper serves as general partner.

(9) Includes (i) 93,490 shares of Class B Common Stock held as trustee of a trust for the benefit of his minor children, (ii) 551,546 shares of Class B Common Stock held by a family partnership in which Mr. Sablosky serves as general partner, (iii) 7,210 shares of Class B Common Stock held by Mr. Sablosky's spouse and (iv) 5,816 shares held by Mr. Sablosky as custodian for a minor child.

(10) Includes the following shares issuable upon exercise of options which are exercisable within 60 days of May 25, 2001:

     Joseph W. Wood      .....................................       70,400
     Steven J. Schneider .....................................       48,400
     Gary D. Cohen       .....................................       28,625
     George S. Sanders   .....................................       51,000
     Donald E. Courtney  .....................................       63,400
     Michael L. Marchetti.....................................       28,400
     Kevin S. Wampler    .....................................       24,350
     Thomas R. Sicari    .....................................       17,450
     Kevin G. Flynn      .....................................       16,850
     Robert A. Edwards   .....................................       30,050
     James B. Davis      .....................................       18,750
     Joseph L.  Gravitt  .....................................       23,350
     Roger C. Underwood  .....................................        9,380
     Jonathan K. Layne   .....................................       16,000
     Jeffrey H. Smulyan  .....................................       34,000
     Stephen Goldsmith   .....................................       11,000


(11) This information is based solely on Schedule 13G's filed with the Securities Exchange Commission, copies of which were provided to the Company. The respective dates of the Schedule 13G's are as follows:

     FMR Corp.................................................     02/14/01
     Dimensional Fund Advisors................................     02/02/01
     Botti Brown Asset Management.............................     02/08/01

(12) Less than 1% of the shares of Class A Common Stock outstanding.

                              ELECTION OF DIRECTORS

A board of seven directors is to be elected at the 2001 Annual Meeting. The persons named in the Proxy Card as proxies for this meeting will vote in favor of each of the following nominees as directors of the Company unless otherwise indicated by the stockholder on the Proxy Card. Directors elected at the 2001 Annual Meeting will hold office until the next annual meeting of stockholders of the Company, and until their successors are duly elected and qualified, except in the event of their death, resignation, or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. If any nominee should become unavailable prior to the election, the accompanying Proxy Card will be voted for the election in his or her stead of such other person as the Board of Directors may recommend.


NOMINEES

The nominees for election as directors of the Company are Alan H. Cohen, David
I. Klapper, Larry J. Sablosky, Jonathan K. Layne, Jeffrey H. Smulyan, Stephen Goldsmith and Bill Kirkendall. Each of such persons, except Bill Kirkendall currently serves as a director of the Company. See "Management--Executive Officers and Directors" for additional information concerning the nominees.

BOARD OF DIRECTORS' RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS
The executive officers, directors and nominees for director of the Company are as follows:

                                                                                                              EXECUTIVE
                                                                                                              OFFICER OR
                                                                                                               DIRECTOR
       NAME                             AGE                      POSITION                                       SINCE
       ----                             ---                      --------                                     ----------
Alan H. Cohen       ..............       54       Chairman of the Board, President and CEO                        1976
David I. Klapper    ..............       52       Senior Executive Vice President, Director                       1976
Larry J. Sablosky   ..............       52       Senior Executive Vice President, Director                       1982
Joseph W. Wood      ..............       54       Executive Vice President-Merchandise and Marketing              1995
Steven J. Schneider ..............       45       Executive Vice President-COO, CFO and Asst. Secretary           1989
Gary D. Cohen       ..............       49       Executive Vice President-General Counsel, Secretary             1997
George S. Sanders   ..............       43       Executive Vice President-Real Estate and Store Development      1994
Donald E. Courtney  ..............       47       Executive Vice President-CIO and Distribution                   1989
Michael L. Marchetti..............       50       Executive Vice President-Store Operations                       1995
Kevin S. Wampler    ..............       38       Senior Vice President-CAO and Asst. Secretary                   1997
Thomas R. Sicari    ..............       47       Senior Vice President-Footwear, Planning & Allocation           1997
Kevin G. Flynn      ..............       37       Senior Vice President-Marketing                                 1997
Robert A. Edwards   ..............       39       Senior Vice President-Distribution                              1997
James B. Davis      ..............       38       Senior Vice President-Real Estate                               1997
Joseph L. Gravitt   ..............       41       Senior Vice President-Store Personnel                           1998
Roger C. Underwood  ..............       31       Senior Vice President-Information Systems                       2001
Jonathan K. Layne   ..............       46       Director                                                        1992
Jeffrey H. Smulyan  ..............       53       Director                                                        1992
Stephen Goldsmith   ..............       53       Director                                                        1999
Bill Kirkendall     ..............       47       Nominee for Director                                            ----

Mr. Alan H. Cohen, a co-founder of the Company, has served as Chairman of the Board, President and Chief Executive Officer of the Company since May 1982. Since 1976, Mr. Cohen has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company). Mr. Cohen is an attorney, and practiced law from 1973 through 1981. Mr. Cohen is the brother of Gary D. Cohen.

Mr. David I. Klapper, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Klapper has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Klapper served as Executive Vice President from May 1982 to April 2000. Since 1976, Mr. Klapper has been involved in the athletic retail business as principal co-founder of Athletic Enterprises, Inc. (one of the predecessor companies of the Company).

Mr. Larry J. Sablosky, a co-founder of the Company, has served as a director of the Company since May 1982. Mr. Sablosky has also served as Senior Executive Vice President of the Company since April 2000. Prior to his current position, Mr. Sablosky served as Executive Vice President from May 1982 to April 2000. Prior to 1982, Mr. Sablosky was employed in a family retail business for over 10 years. Mr. Sablosky has been involved in the retail industry for over 25 years.

Mr. Joseph W. Wood has served as Executive Vice President-Merchandise and Marketing since April 2000. Mr. Wood also served as Senior Vice President-Merchandise and Marketing of the Company from March 1997 to April 2000 and as Vice President and General Merchandise Manager of the Company from January 1995 to March 1997. From May 1993 to December 1994, Mr. Wood served as Executive Vice President and Chief Operating Officer of Just For Feet, an athletic footwear retailer. From October 1986 to May 1993, Mr. Wood served as Senior Vice President and General Merchandise Manager of the Athlete's Foot Group, a mall based athletic footwear retailer.

Mr. Steven J. Schneider has served as Executive Vice President, Chief Operating Officer, Chief Financial Officer and Assistant Secretary since April 2001. Mr. Schneider also served as Executive Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from April 2000 to April 2001. Mr. Schneider also served as Senior Vice President-Finance, Chief Financial Officer and Assistant Secretary of the Company from March 1997 to April 2000 and as Vice President-Finance and Chief Financial Officer of the Company from April 1989 to March 1997. From August 1984 to March 1989, Mr. Schneider was employed as Assistant Controller for

Paul Harris Stores, Inc. a women's apparel retailer. Mr. Schneider, a Certified Public Accountant, was employed by a national accounting firm for two years and has been engaged in various financial positions in the retail industry for over 20 years.

Mr. Gary D. Cohen has served as Executive Vice President-General Counsel and Secretary since April 2000. Mr. Cohen also served as Senior Vice President-General Counsel and Secretary of the Company from his employment in July 1997 to April 2000. Mr. Cohen also has served as Secretary for the Company since July 1998. From April 1990 to July 1997, Mr. Cohen was a Senior Partner in the law firm of Cohen and Morelock. During the 15 years preceding his joining the Company, Mr. Cohen represented the Company regarding real estate matters. From 1978 to 1990 Mr. Cohen held associate partnership positions with various law firms. At the present time, Mr. Cohen retains an "Of Counsel" position with Cohen and Morelock. Mr. Cohen is the brother of Alan H. Cohen.

Mr. George S. Sanders has served as Executive Vice President-Real Estate and Store Development since April 2000. Mr. Sanders also served as Senior Vice President-Real Estate and Store Development of the Company from March 1997 to April 2000 and as Vice President-Real Estate and Store Construction since April 1994. From February 1993 to April 1994, Mr. Sanders served as Director of Real Estate of the Company. From 1983 to February 1993, Mr. Sanders was employed by Melvin Simon and Associates, a real estate developer and manager. At the time Mr. Sanders left Melvin Simon and Associates, he held the position of Sr. Leasing Representative.

Mr. Donald E. Courtney has served as Executive Vice President-Chief Information Officer-Distribution since April 2000. Mr. Courtney also served as Senior Vice President-MIS and Distribution of the Company from March 1997 to April 2000 and as Vice President-MIS and Distribution of the Company since August 1989. From August 1988 to August 1989, Mr. Courtney served as Director of MIS and Distribution for the Company. From August 1976 to August 1988, Mr. Courtney was employed by Guarantee Auto Stores, Inc., an automotive retailer. At the time Mr. Courtney left Guarantee Auto Stores, he held the position of Vice President-MIS and Distribution. Mr. Courtney has been involved in the retail industry for over 20 years.

Mr. Michael L. Marchetti has served as Executive Vice President-Store Operations since April 2000. Mr. Marchetti also served as Senior Vice President-Store Operations of the Company from March 1997 to April 2000 and as Vice President-Store Operations since September 1995. From May 1990 to September 1995, Mr. Marchetti was employed by Champs Sports, a division of Venator Corporation, and the last five years of which he served as Regional Vice President. Mr. Marchetti has been involved in the retail industry for over 25 years.

Mr. Kevin S. Wampler has served as Senior Vice President, Chief Accounting Officer and Assistant Secretary since April 2001. Mr. Wampler also served as Senior Vice President-Corporate Controller and Assistant Secretary of the Company from April 2000 to April 2001. Mr. Wampler also served as Vice President-Corporate Controller and Assistant Secretary of the Company from March 1997 to April 2000. Mr. Wampler is a CPA and has been employed by the Company since June 1993 as Corporate Controller. Mr. Wampler was previously employed by a national accounting firm from July 1986 to May 1993. At the time Mr. Wampler left the national accounting firm, he held the position of Audit Manager.

Mr. Thomas R. Sicari has served as Senior Vice President-Footwear, Planning and Allocation since April 2001. Mr. Sicari served as Senior Vice President-General Merchandise Manager from April 2000 to April 2001. Mr. Sicari also served as Vice President-General Merchandise Manager of the Company from March 1997 to April 2000. He has been employed by the Company since April 1995 and prior to being an officer served as General Merchandise Manager. Previously Mr. Sicari was employed as a buyer by The Sports Authority an "athletic superstore" retailer from March 1994 to March 1995. Mr. Sicari was employed from March 1991 to March 1994 as a footwear buyer for Champs Sports (a division of Kinney Corp.) a specialty athletic mall based retailer.

Mr. Kevin G. Flynn has served as Senior Vice President-Marketing since April 2000. Mr. Flynn also served as Vice President-Marketing of the Company from March 1997 to April 2000. Mr. Flynn has been employed by the Company since November 1994 and prior to election as an officer, held the position of Marketing Director. Mr. Flynn was previously employed from July 1992 to November 1994 as Associate Media Director for Caldwell Van Riper, a regional advertising agency.

Mr. Robert A. Edwards has served as Senior Vice President-Distribution since April 2000. Mr. Edwards also served as Vice President-Distribution of the Company from March 1997 to April 2000. Mr. Edwards has been employed by the Company since June 1983 and prior to his election as an officer, held the position of Director of Distribution.

Mr. James B. Davis has served as Senior Vice President-Real Estate since April 2000. Mr. Davis also served as Vice President-Real Estate of the Company from October 1997 to April 2000. Mr. Davis has been employed by the Company since October 1996 and prior to his election as an officer, held the position of Director of Leasing. Mr. Davis was previously employed as Vice President-Leasing for JMB Urban, (a real estate developer and manager) from January 1993 to October 1996.

Joseph L. Gravitt has served as Senior Vice President-Store Personnel since April 2000. Mr. Gravitt also served as Vice President-Store Personnel of the Company from July 1998 to April 2000. Mr. Gravitt has been employed by the Company since December 1982. Prior to his election as an officer, Mr. Gravitt held the position of Director of Store Operations for the Company.

Roger C. Underwood has served as Senior Vice President-Information Systems since April 2001. Mr. Underwood also served as Vice President-Information Systems of the Company from May 2000 to April 2001. Mr. Underwood has been employed by the Company since January 1992. Prior to his election as an officer, Mr. Underwood held the position of Director of Information Systems for the Company.

Jonathan K. Layne has served as a director of the Company since June 1992. Mr. Layne has been a partner of the law firm of Gibson, Dunn & Crutcher LLP since 1987, where he specializes in corporate and securities law matters. Mr. Layne was an associate with Gibson, Dunn & Crutcher LLP from 1979 to 1986. Mr. Layne is also a member of the Board of Directors of K-Swiss Inc., a manufacturer of athletic footwear.

Jeffrey H. Smulyan has served as a director of the Company since June 1992. Mr. Smulyan is CEO, Chairman of the Board, and President of Indianapolis-based Emmis Communications Corporation, which he founded in 1981. Emmis owns and operates 23 radio stations, 15 network-affiliated television stations, and award-winning regional and specialty magazines around the country. Smulyan, a former director of the National Association of Broadcasters and former Chairman of the Board of Directors of the Radio Advertising Bureau, serves as the Indiana Chairman of the United States Olympic Committee and sits on the Board of Trustees of Ball State University. In 2000, Smulyan was honored with the American Women in Radio and Television's Silver Satellite Award, the National Association of Broadcasters' National Radio Award, and as Radio Ink's "Radio Executive of the Year." He is the former owner of the Seattle Mariners baseball team.

Mr. Stephen Goldsmith has served as a director of the Company since July 1999. Mr. Goldsmith is a partner with the law firm of Baker & Daniels in Indianapolis since January 2000. Mr. Goldsmith served as Mayor of the City of Indianapolis, Indiana from January 1992 until December 1999. Mr. Goldsmith has previous leadership and academic experience which include Chairman, Center for Civic Innovation, Manhattan Institute; Honorary Co-Chairman, National Council for Public-Private Partnerships; Research Fellow in Criminal Justice and Management, Harvard University's Kennedy School of Government; and Assistant and Adjunct Professor, Indiana University's School of Public and Environmental Affairs. Mr. Goldsmith is also a member of the Board of Directors of Consolidated Products Inc., an owner, operator and franchiser of Steak n Shake restaurants.

Bill Kirkendall was nominated to be a director of the Company at the April 26, 2001 Board Meeting. Mr. Kirkendall has been President and Chief Executive Officer of Orlimar Golf Company, a manufacturer and distributor of golf equipment, since October 1999. Kirkendall was President and CEO of Tretorn of N.A., Inc., a distributor and licensee of athletic footwear, from 1998 to 1999. Mr. Kirkendall was a driving force with Etonic Inc., a distributor, manufacturer, and licensee of athletic footwear and apparel from 1982 to 1998, holding the following positions: Sales Representative from 1982 to 1985, National Sales Manager from 1985 to 1986, Vice President from 1986 to 1988, Senior Vice President from 1988 to 1989, Executive Vice President from 1989 to 1991, and President from 1991 to 1998. Mr. Kirkendall was Vice President of Golden Brothers Inc., a long haul trucking company from 1976 to 1982.

Each director holds office until the next annual meeting of stockholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Unless otherwise stated, there are no family relationships among any directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held five (5) meetings in fiscal 2001 and all directors attended at least 75 percent of the meetings of the Board and Board Committees of which they were members.

The Board of Directors has three (3) committees. The Audit Committee is comprised of Messrs. Layne, Goldsmith and Smulyan, Chair. The Compensation and Stock Option Committee is comprised of Messrs. Smulyan and Layne. The Finance Committee is comprised of Messrs. Klapper and Layne. It is intended that Mr. Kirkendall will become a member of the Audit Committee upon his election to the Board of Directors.

The Audit Committee met two (2) times during fiscal 2001. The Audit Committee is composed of independent directors for which information regarding the functions performed by the Committee and its membership is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

The Compensation and Stock Option Committee met two times during fiscal 2001. The Compensation and Stock Option Committee focuses on executive compensation, the administration of the Company's stock option and stock purchase plans and making decisions on the granting of discretionary bonuses.

The Finance Committee met one time during fiscal 2001. The Finance Committee focuses on overseeing the management by the officers of the Company's investments and working capital.

                             EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2001, 2000 and 1999 for the person who was Chief Executive Officer at the end of the last fiscal year and the five most highly compensated executive officers of the Company ("Named Officers") whose salary and bonus exceeded $100,000 in fiscal 2001.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM COMPENSATION
                                                                --------------------------
                                                                         AWARDS
                                                                --------------------------     PAYOUTS
                                           ANNUAL COMPENSATION  RESTRICTED    SECURITIES       -------
                                           -------------------     STOCK      UNDERLYING        LTIP        ALL OTHER
                                           SALARY       BONUS    AWARD (S)   OPTIONS/SAR'S     PAYOUTS     COMPENSATION
  NAME AND PRINCIPAL POSITION       YEAR     ($)       ($)(1)        $            (#)            ($)          ($)(2)
-------------------------------     ----   -------    --------  ----------   -------------     -------     ------------
Alan H. Cohen                       2001   295,000    187,620        --               --          --           14,783
  CEO, President and                2000   265,000     15,900        --               --          --           17,537
  Chairman of the Board             1999   265,000     15,900        --               --          --               --

Joseph W. Wood                      2001   242,000     96,195        --               --          --           14,783
  Exec. Vice President,             2000   231,000      9,240        --           18,000          --           17,537
  Merchandise and Marketing         1999   220,000      8,800        --           10,000          --           18,345

Steven J. Schneider                 2001   242,000     96,195        --               --          --           14,783
  Exec. Vice President,             2000   220,000      8,800        --           18,000          --           17,537
  COO, CFO & Asst. Secretary        1999   200,000      8,000        --           10,000          --           18,345

 Gary D. Cohen                      2001   233,000     92,618        --               --          --           14,783
  Exec. Vice President,             2000   211,750      8,470        --           18,000          --           17,537
  General Counsel & Secretary       1999   192,500     15,200(3)     --           10,000          --           18,345

George S. Sanders                   2001   222,000     88,245        --               --          --           14,783
  Exec. Vice President,             2000   202,000      8,080        --           18,000          --           17,537
  Real Estate and                   1999   175,000      7,000        --           10,000          --           18,345
  Store Development

(1) Cash bonuses for services rendered in each fiscal year have been listed in the year earned; however the amounts listed were actually paid in the subsequent fiscal year, except as noted in Note (3) below.
(2) The stated amounts are Company contributions to The Finish Line, Inc. Profit Sharing Plan.
(3)  Includes $7,500 in fiscal 1999 paid as part of signing bonus package.


DIRECTOR COMPENSATION

Directors who are employees of the Company are not compensated for serving as directors. Directors who are not employees of the Company are paid $2,500 per annum and an additional $2,500 per meeting for attending regular meetings of the Board of Directors and are reimbursed for expenses incurred in attending regular, special and committee meetings. In addition, Directors who are not employees of the Company receive options to purchase 3,000 shares of Class A Common Stock upon their first election to the Board and an additional 4,000 options for each year they serve on the Board.

     THE OPTION GRANTS TABLE HAS BEEN OMITTED FOR THE LAST FISCAL YEAR SINCE NO OPTIONS WERE GRANTED TO ANY NAMED OFFICER DURING FISCAL 2001.




                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

Shown below is information with respect to the exercise in 2001 of options to purchase the Company's Class A Common Stock by the five Named Officers and the unexercised options to purchase the Company's Class A Common Stock under the Incentive Plan (as defined herein).

                                                                        Number of
                                                                        Securities
                                                                        Underlying
                                                                       Unexercised                In-the-Money
                                Shares                                 Options/SARs               Options/SARs
                               Acquired                               at FY-End (#)             at FY-End ($)(1)
                                  on             Value           ----------------------     -----------------------
                               Exercise        Realized                Exercisable/               Exercisable/
       Name                       (#)             ($)                 Unexercisable              Unexercisable
-------------------------    -----------      ----------         ----------------------     -----------------------
Alan H. Cohen      ......          --              --                  --            --            --            --
Joseph W. Wood     ......          --              --              67,000        30,000       158,677        25,313
Steven J. Schneider......          --              --              45,000        30,000        92,188        25,313
Gary D. Cohen      ......          --              --              20,625        33,750         2,813        25,313
George S. Sanders  ......          --              --              47,600        30,000        76,038        25,313

(1) Represents the difference between the closing price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) on March 3, 2001 ($6.875) and the exercise price of the options.

                                                  COMPENSATION AND STOCK

OPTION COMMITTEE REPORT

SCOPE OF COMMITTEE'S WORK

The Compensation and Stock Option Committee of the Board of Directors (the "Committee") administers the Company's 1992 Employee Stock Incentive Plan, as amended, reviews the Company's compensation plans, programs and policies for executive officers, monitors the performance and compensation of executive officers and other key employees and makes appropriate recommendations and reports to the full Board of Directors concerning matters of executive compensation.

SUMMARY OF COMPENSATION POLICIES FOR CEO AND EXECUTIVE OFFICERS

The Company's philosophy is to maintain compensation programs which attract, retain and motivate senior management with economic incentives which are directly linked to financial performance and increased stockholder value. The key elements of the Company's executive compensation program consist of a base salary, potential for an annual bonus directly linked to overall Company performance and the grant of stock options and other stock incentive awards intended to encourage achievement of superior results over time and to directly align executive officer and stockholder economic interests.

CEO COMPENSATION

The Committee believes the Chief Executive Officer's compensation should be heavily influenced by Company performance. The Committee also considers the level of compensation paid to the chief executive officers of comparable companies as part of its calculation of the compensation to be paid to the Company's Chief Executive Officer. For the last three fiscal years, Mr. Alan H. Cohen, the Company's Chief Executive Officer, was compensated at an annualized rate of $295,000, $265,000 and $265,000 respectively. See "Executive Compensation-Summary Compensation Table". In March 2000 (and later revised in early March 2001), the Committee established a performance bonus program for Mr. Cohen (as well as for the Company's other senior executive officers), which, for the fiscal year ended March 3, 2001, was based on four factors:

1. Increase in 2001 operating income before taxes (excluding repositioning charges) as compared to 2000 operating income before taxes
2.  Same store sales increases
3.  Total sales increases
4.  Total square footage added from retail stores

A bonus of between 0% and 80% of base compensation, up to a maximum of $236,000, was payable to Mr. Cohen under the program. The Committee believes this arrangement provided the Chief Executive Officer with significant incentive and aligned what amounted to a bonus ($187,620 for fiscal 2001) equal to a representative percentage (64% for fiscal 2001) of his annual base salary directly to the Company's economic performance.

While the Committee believes that the use of stock options which vest over a period of time are an effective device to link individual compensation with increased stockholder values, because of Mr. Cohen's substantial equity position in the Company (an aggregate of 2,483,148 shares of Class A and Class B Common Stock as of May 25, 2001), Mr. Cohen requested that he not be eligible at the current time for the grant of stock options or other incentive awards under the Company's Incentive Plan. Mr. Cohen, Mr. David I. Klapper and Mr. Larry J. Sablosky (collectively "founders") are principal stockholders of the Company and each has currently elected not to receive grants of stock options or stock grants. Consequently, no options or incentive awards were granted to the founders during fiscal 2001.

EXECUTIVE OFFICERS COMPENSATION

The Committee has adopted similar policies with respect to overall compensation of the Company's other senior executive officers.

The Company's Executive Vice President - Merchandise and Marketing, Mr. Wood, was compensated at an annual base salary of $242,000 during fiscal 2001. The Company's Executive Vice President - COO, CFO and Assistant Secretary, Mr. Schneider, was compensated at an annual base salary of $242,000 during fiscal 2001. The Company's Executive Vice President-General Counsel and Secretary, Mr. Gary Cohen was compensated at $233,000 during fiscal 2001. The Company's Executive Vice President-Real Estate & Store Development, Mr. Sanders was compensated at an annual base salary of $222,000 during fiscal 2001. In addition, Messrs. Wood, Schneider, Cohen and Sanders participated in a bonus plan similar to the plan described above, subject to a maximum bonus of 50% of annual base salary.

The Company's Chief Executive Officer and the other Named Officers were also eligible to participate in the Company's Profit Sharing Plan currently up to a maximum annual contribution of $30,000 per person for the Company's most recent plan year ended October 31, 2000. See "Executive Compensation - Summary Compensation Table".

Under current law, income tax deductions for compensation paid by publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock options exercises, and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. Under the law, the deduction limit does not apply to payments which qualify as "performance based." To qualify as "performance based", compensation payments must be made from a plan that is administered by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Committee also considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. However, since some types of compensation payments and their deductibility depend upon the timing of an executive's exercise of stock options rights (e.g., the spread on exercise of non-qualified options), and because interpretations and changes in the tax laws and other factors beyond the Committee's control may also affect the deductibility of compensation, the Committee will not necessarily limit executive compensation to that which is deductible under applicable provisions of the Internal Revenue Code. The Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                     Summary

The Committee believes that the current compensation arrangements provide the Chief Executive Officer and the other executive officers with incentive to perform at superior levels and in a manner which is directly aligned with the economic interests of the Company's stockholders.


COMPENSATION AND STOCK
OPTION COMMITTEE

Jeffrey H. Smulyan
Jonathan K. Layne

Indianapolis, Indiana
May 25, 2001


The above report of the Compensation and Stock Option Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

Compensation Committee Interlocks and Insider Participation

Messrs. Smulyan and Layne comprise the Compensation and Stock Option Committee.

Mr. Smulyan is Chairman of the Board, President and principal shareholder of Emmis Communication Corporation, a publicly held company. During fiscal 2001, the Company purchased from Emmis Publishing Company, a wholly owned subsidiary of Emmis Communications Corporation, approximately $3,100,000 of publishing services related to the Company's quarterly marketing magazine, `Spike'.

Mr. Layne is a partner of the law firm of Gibson, Dunn & Crutcher LLP, which has provided legal services to the Company. The Company expects that such law firm will continue to render legal services to the Company in the future.

                          STOCK PRICE PERFORMANCE GRAPH

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG THE FINISH LINE, INC.
                     S&P 500 INDEX AND PEER GROUP INDEX (1)

The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


The Finish Line, Inc. (FINL)

Indexed Total Return (Pay-Date) as of: 29-Feb-1996
U.S. Dollar    (Split / Spinoff -Adjusted)

  Date              Company Index            Market Index            Peer Index*
  ----              -------------            ------------            -----------
02/29/96               100.000                 100.000                100.000
03/29/96               194.286                 100.123                117.121
04/30/96               237.143                 108.224                114.707
05/31/96               285.714                 113.034                119.525
06/28/96               327.143                 107.724                114.399
07/31/96               225.714                  98.231                105.974
08/30/96               360.000                 103.768                114.998
09/30/96               542.857                 111.533                123.081
10/31/96               485.714                 111.041                106.850
11/29/96               514.286                 117.505                109.020
12/31/96               482.857                 117.361                102.644
01/31/97               502.857                 125.435                110.326
02/28/97               491.429                 118.995                115.007
03/31/97               508.571                 111.059                112.603
04/30/97               235.714                 114.609                104.274
05/30/97               282.857                 127.296                120.671
06/30/97               334.286                 131.091                126.402
07/31/97               308.571                 144.885                132.032
08/29/97               320.000                 144.295                130.847
09/30/97               432.857                 153.238                149.647
10/31/97               385.714                 144.867                143.975
11/28/97               434.286                 145.498                152.517
12/31/97               300.000                 142.753                147.870
01/30/98               291.429                 147.208                145.734
02/27/98               374.286                 160.948                166.571
03/31/98               542.857                 166.872                183.157
04/30/98               565.714                 169.848                189.532
05/29/98               542.857                 161.708                188.994
06/30/98               642.857                 172.241                208.947
07/31/98               494.286                 170.210                225.691
08/31/98               197.143                 136.289                178.834
09/30/98               212.857                 153.978                188.411
10/30/98               242.857                 161.028                204.721
11/30/98               208.571                 177.223                232.820
12/31/98               182.857                 199.326                268.104
01/29/99               210.000                 227.798                264.123
02/26/99               275.714                 207.993                266.621
03/31/99               294.286                 223.753                292.569
04/30/99               344.286                 231.158                272.260
05/31/99               281.429                 224.583                235.364
06/30/99               257.143                 244.182                206.560
07/30/99               240.000                 239.852                198.563
08/31/99               204.286                 249.021                179.444
09/30/99               200.000                 249.640                217.096
10/29/99               157.857                 269.663                207.149
11/30/99               151.429                 303.274                220.397
12/31/99               124.286                 369.920                144.611
01/31/00               131.429                 358.197                132.183
02/29/00               137.143                 426.952                138.113
03/31/00               222.857                 415.693                109.420
04/28/00               241.429                 350.953                102.660
05/31/00               160.000                 309.160                 81.230
06/30/00               187.143                 360.539                 85.541
07/31/00               184.286                 342.438                 78.386
08/31/00               181.429                 382.378                 81.635
09/29/00               167.143                 333.878                 80.542
10/31/00               174.286                 306.316                 72.365
11/30/00               185.714                 236.165                 60.701
12/29/00               135.000                 224.583                 56.798
01/31/01               157.143                 252.055                 78.067
02/28/01               158.571                 195.612                 69.159

*Marketcap weighted
Source: FactSet Data Systems, Inc.


                     ASSUMES $100 INVESTED ON MARCH 1, 1996
                    AND ASSUMES DIVIDENDS REINVESTED THROUGH
                        FISCAL YEAR ENDING MARCH 3, 2001
----------
1) Peer group is: Standard Industrial Classification Codes 5940 through 5949 (actively trading issues during relevant period). SIC codes beginning with 594 represent miscellaneous Shopping Goods Stores which, in management's opinion, most closely represents the peer group of the Company.

EMPLOYEE INCENTIVE STOCK OPTION PLAN
General
On March 27, 1992, the Board of Directors adopted the 1992 Employee Stock Incentive Plan (the "Incentive Plan"), the purpose of which is to enable the Company to attract, retain and motivate its employees by providing for or increasing their proprietary interest in the Company. The Incentive Plan was amended by the Board of Directors on April 20, 1995 and by the Company's stockholders on July 20, 1995 to increase the maximum number of shares of Class A Common Stock issuable from 1,000,000 to 1,700,000. On April 30, 1999, the Board of Directors again amended the Incentive Plan to increase the maximum number of shares of Class A Common Stock issuable from 1,700,000 to 3,500,000 which was subsequently approved by the Company's stockholders on July 16, 1999. Any person who is employed by the Company or any subsidiary of the Company is eligible to participate in the Incentive Plan. As of May 25, 2001 approximately 7,600 persons were eligible.

The Incentive Plan authorizes the issuance of up to 3,500,000 shares of Class A Common Stock, subject to adjustments under certain circumstances. As of May 25, 2001, options to purchase an aggregate of 2,765,475 shares of Class A Common Stock at an average exercise price of $8.16 per share had been granted (net of cancellations) under the Incentive Plan to a total of 146 persons leaving 734,525 options available for future grant. Included in these grants are options to purchase an aggregate of 517,375 shares granted to four of the named executive officers at an average exercise price of $7.60. Of these options, 143,400 have been exercised at an average price of $4.89 per share. All unexercised options, including those granted to the executives above, total 2,093,485 shares and vest over the following years:

                                                            # Shares
                                                            --------
Currently Vested                                            982,295
Vesting from 5/25/2001 through FYE 2/2002                   270,710
Vest During FYE 2/2003                                      280,490
Vest During FYE 2/2004                                      247,580
Vest During FYE 2/2005                                      133,890
Vest During FYE 2/2006                                      178,520

The Incentive Plan provides that it shall be administered by the Compensation and Stock Option Committee. Subject to the provisions of the Incentive Plan and to final approval by the Board, the Compensation and Stock Option Committee has the authority to select employees to whom awards will be granted thereunder, to grant such awards and to determine the number of shares to be sold or issued pursuant thereto and the terms and provisions of such awards, including, without limitation, the terms relating to vesting, exercise price and form of payment.

The Incentive Plan authorizes the Compensation and Stock Option Committee to award (subject to final approval by the Board) eligible employees any type of benefits that may involve the issuance of shares of Class A Common Stock or other benefits that are derived from the value of shares of Class A Common Stock. Benefits are not restricted to any specified form or structure and may include, without limitation, stock bonuses, restricted stock, stock options, and other benefits. Any award may consist of one such arrangement or two or more of them in tandem or in the alternative. On May 31, 2001, the last sale price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) was $10.09 per share.

No awards may be granted under the Incentive Plan after March 27, 2002, and no shares of Class A Common Stock may be issued under the Incentive Plan after March 27, 2012.

The Incentive Plan may be amended or terminated by the Board of Directors at any time; provided, however, that no such amendment or termination can deprive the recipient of an award granted under the Incentive Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

The purpose of the Incentive Plan is to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. Every employee of the Company or any of its subsidiaries is eligible to be considered for the grant of awards under the Incentive Plan. The maximum number of shares of Class A Common Stock that may be issued pursuant to awards granted under the Incentive
Plan is currently 3,500,000, subject to certain adjustments to prevent dilution.


The Compensation and Stock Option Committee will administer the Incentive Plan. Subject to the provisions of the Incentive Plan and final approval of the Board, the Compensation and Stock Option Committee will have authority to select the participants to whom awards will be granted thereunder, to grant such awards, and to determine the terms and conditions of such awards and the number of shares to be issued pursuant thereto.

NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
General
On July 21, 1994, the stockholders adopted and on April 29, 1999, the Board of Directors amended, the Non-Employee Director Stock Option Plan (the "Director Plan"), the purpose of which is to enable the Company to attract, retain and motivate its non-employee directors by providing for or increasing their proprietary interest in the Company. Any non-employee director of the Company or any subsidiary of the Company is eligible to participate in the Director Plan. As of May 25, 2001, three persons were eligible.

The Director Plan authorizes the issuance of up to 150,000 shares of Class A Common Stock, subject to adjustments under certain circumstances. As of May 25, 2001, options to purchase an aggregate of 79,000 shares of Class A Common Stock at an average exercise price of $10.21 per share had been granted under the Director Plan to a total of three persons. Of these options, 18,000 have been exercised at an average price of $6.42 per share. The unexercised options total 61,000 shares and vest over the following years:

                                                              # Shares
                                                              --------
Currently Vested                                               49,000
Vest During FYE 2/2002                                         15,000

The Director Plan is intended to be self-governing. To this end, the Director Plan requires no discretionary action by any administrative body with regard to any transaction under the Director Plan. To the extent, if any, that any questions or interpretation arise, they will be resolved by the Board.

Upon initial election or appointment of any non-employee director to the Board or upon a continuing director becoming a non-employee director, such non-employee director will become eligible to receive an option to purchase 3,000 shares of the Company's Class A Common Stock to be granted on the date of the next Annual Meeting of Stockholders pursuant to the terms and conditions described in the Director Plan.

In addition, each non-employee director will be automatically granted, on a annual basis, a non-qualified stock option to purchase 4,000 shares of the Company's Class A Common stock on the date of each Annual Meeting of Stockholders commencing with the Annual Meeting of Stockholders at which the non-employee director is granted the 3,000 share option pursuant to the foregoing paragraph. The per share exercise price of the option will be the fair market value of a share of the Company's Class A Common Stock on the date of grant, defined as the closing price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) (or such other securities market on which the Company's Class A Common Stock is primarily traded on such date). Each option will have a term of ten years and shall become fully exercisable one year after grant. On May 31, 2001, the last sale price of the Company's Class A Common Stock on the Nasdaq Stock Market(R) was $10.09 per share.

No awards may be granted under the Director Plan after July 21, 2004, and no shares of Class A Common Stock may be issued under the Director Plan after July 21, 2014.

The Director Plan may be amended or terminated by the Board of Directors at any time; provided, however, that no such amendment or termination can deprive the recipient of an award granted under the Director Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

                             AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

During fiscal 2001, the Audit Committee of the Board of Directors developed an updated charter for the Committee, which was approved by the full Board on April 27, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and Nasdaq Stock Market rules, is reproduced in Appendix A to this proxy statement.

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 3, 2001 for filing with the Securities and Exchange Commission.

Jeffrey H. Smulyan, Audit Committee Chair
Stephen Goldsmith, Audit Committee Member
Jonathan K. Layne, Audit Committee Member

Indianapolis, Indiana
May 25, 2001


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The accounting firm of Ernst & Young LLP, which has served as the Company's principal independent accountants continuously since 1988, was selected by the Board to continue in that capacity for 2002. During fiscal 2001, the Company also engaged Ernst & Young LLP to render certain non-audit professional services involving assistance on tax planning matters and general consultations.

The appointment of auditors is approved annually by the Board of Directors, which is based in part on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. Ernst & Young LLP has been selected by the Audit committee and the Board of Directors for the current year. Stockholder approval is not sought in connection with this selection. Each professional service performed by Ernst & Young LLP during fiscal 2001 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. A representative of Ernst & Young LLP plans to be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they desire to do so and will respond to questions from stockholders.

FISCAL 2001 INDEPENDENT PUBLIC ACCOUNTANTS FEE SUMMARY

During fiscal 2001, Ernst & Young LLP provided services in the following categories and amounts:

     Description                                                      Amount
     -----------                                                      ------
     Audit Fees......................................................$130,000
     Audit Related Fees..............................................  30,000
     Financial Information Systems Design and Implementation Fees....     -0-
     All Other Fees..................................................  70,000

The Audit Committee has determined that the services provided by Ernst & Young LLP to the Company that were not related to its audit of the Company's financial statements were at all relevant times compatible with that firm's independence.



                            PROPOSALS OF STOCKHOLDERS

If a stockholder wishes to submit a proposal for consideration at the 2002 Annual Stockholders Meeting and wants that proposal to appear in the Company's proxy statement and form of proxy for that meeting, the proposal must be submitted to the Company at its principal offices (3308 N. Mitthoeffer Road, Indianapolis, Indiana 46235) in care of the Secretary no later then February 13, 2002.

If a stockholder wishes to submit a proposal for consideration at the 2002 Annual Stockholders Meeting without including that proposal in the Company's proxy statement and form of proxy, the Company's Bylaws require the stockholder to provide the Company with written notice of such proposal no less then 90 days in advance of such meeting or, if later, the seventh day following the first public announcement of the date of such meeting. Such notice should be sent to the Company in care of the Secretary at its principal offices.


                                  MISCELLANEOUS

The Company's Annual Report to Stockholders for the fiscal year ended March 3, 2001, including the financial statements and related notes thereto, together with the report of the independent auditors and other information with respect to the Company, accompanies this Proxy Statement.

The Company is not aware of any other business to be presented at the 2001 Annual Meeting. If matters other than those described should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgments.
                                           By Order of the Board Of Directors


                                           Gary D. Cohen
                                           -------------------------------
                                           Gary D. Cohen,
                                           Executive Vice President,
                                           General Counsel and Secretary
Indianapolis, Indiana
June 12, 2001

                                   APPENDIX A

                                                     Effective April 27, 2000
                                                     (except for sentence one of
                                                     Paragraph 1, which shall be
                                                     effective June 2001)

                             AUDIT COMMITTEE CHARTER
                            OF THE FINISH LINE, INC.

                             A Delaware Corporation

1. Members. The Board of Directors of The Finish Line, Inc., a Delaware corporation (the "Company") shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of "independence."

     Each member of the Company's Audit Committee must be financially literate and at least one member of the audit committee shall have accounting or related financial management expertise, both as provided in NASD rules.

2. Purposes, Duties and Responsibilities. The Audit Committee shall represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

          (i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditor of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

          (ii) Review with the independent auditor their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

          (iii) Review with the independent auditor the written statement from the auditor, required by Independence Standards Board Standard No. 1, concerning any relationships between the auditor and the Company or any other relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor.

          (iv) Review and discuss with management and the independent auditor of the Company's annual audited financial statements, including a discussion of the auditor's judgment as to the quality of the Company's accounting principles.

          (v) Review with management and the independent auditor the results of any significant matters identified as a result of the independent auditor's interim review procedures prior to the filing of each Form 10-Q or as soon thereafter as possible. The Audit Committee Chair may perform this responsibility on behalf of the Audit Committee.

          (vi) Review the adequacy of the Company's internal controls.

          (vii) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports.

          (viii) Review material pending legal proceedings involving the Company and other contingent liabilities.

          (ix) Review the adequacy of the Audit Committee Charter on an annual basis, and recommend changes if the Committee determines changes are appropriate.

3. Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate judgment, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditor at least annually. The Audit Committee may create subcommittees who shall report to the Audit Committee. The Audit Committee shall report to the full Board of Directors with respect to its meetings and shall make such reports to stockholders as are required by applicable regulations or as are deemed advisable in the Committee's judgment. The majority of the members of the Audit Committee shall constitute a quorum.

                             THE FINISH LINE, INC.
                              CLASS A COMMON STOCK

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 19, 2001
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 19, 2001 AT 9:00 A.M.
                 AT THE COMPANY'S CORPORATE OFFICES LOCATED AT
                3308 N. MITTHOEFFER ROAD, INDIANAPOLIS, IN 46235

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2001 Annual Meeting and, revoking all prior Proxies, appoints Alan H. Cohen and Steven J. Schneider, and each of them, with full power of substitution in each, the Proxies of the undersigned to represent the undersigned and vote all shares of Class A Common Stock of the undersigned in The Finish Line, Inc. at the Annual Meeting of Stockholders to be held on July 19, 2001, and any adjournments or postponements thereof upon the following matters and in the manner designated on the reverse side of this proxy card.

                           (CONTINUED ON OTHER SIDE)

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF STOCKHOLDERS
THE FINISH LINE, INC.

JULY 19, 2001

             /\ Please Detach and Mail in the Envelope Provided /\

[ X ] Please mark your
      votes as in this
      example.

                   FOR all nominees         WITHHOLD
                   listed at right          AUTHORITY
                  (except as marked      to vote for all
                to the contrary below)   nominees listed
1. Election of           [ ]                   [ ]            NOMINEES:  Alan H. Cohen
   Directors                                                             David I. Klapper
                                                                         Jonathan K. Layne
(INSTRUCTION: to withhold authority to vote for any                      Larry J. Sablosky
individual nominee, write that nominee's name on the                     Jeffrey H. Smulyan
space provided below.)                                                   Stephen Goldsmith
                                                                         Bill Kirkendall
-----------------------------------------------------


2. To transact each other business as may properly come before the meeting or any adjournments or postponements thereof and as to which the undersigned hereby confers discretionary authority.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
ELECTION AS DIRECTORS OF THE NOMINEES NAMED IN THE
PROXY STATEMENT, AND ACCORDING TO THE JUDGMENT OF
THE PROXIES WITH RESPECT TO PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND MAIL THIS CARD PROMPTLY IN THE
ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________________________   Dated: ________________, 2001
                          SIGNATURE (IF HELD JOINTLY)
Note: Please sign as name(s) appears. Executors, administrators, guardians, officers of corporations, and other signing in a fiduciary capacity should state their full title as such.